SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2008

CENTRAL VALLEY COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

California	000-31977	77-0539125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 N. Financial Drive, Fresno, California	93720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (559) 298-1775

(Former Name or Former Address, if Changed Since Last Report)          Not Applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

A press release was issued on March 6, 2008 by Central Valley Community Bancorp announcing that President and CEO Daniel J. Doyle will be presenting at the Sandler O’Neill West Coast Financial Services Conference on Tuesday, March 11, 2008.  Details of the conference and access information are included in the press release which is attached to this Form 8-K.

Limitation on Incorporation by reference:

The information in this report, including exhibits, shall not be deemed “filed” within the meaning of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

ITEM 9.01             EXHIBITS

(d)                                 Exhibits

99.1         Press release issued March 6, 2008 announcing the Company’s participation in Sandler O’Neill & Partners, L.P. West Coast Financial Services Conference on March 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2008	CENTRAL VALLEY COMMUNITY BANCORP

/s/ Daniel J. Doyle

Daniel J. Doyle, President and Chief

Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued March 6, 2008 announcing the Company’s participation in Sandler O’Neill & Partners, L.P. West Coast Financial Services Conference on March 11, 2008.